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Supplement dated October 15, 1998 to the May 1, 1998 Prospectuses for New
England Stock Funds and New England Bond Funds Class A, B and C; New England Star Funds; New England Massachusetts Tax Free Income Fund/New England Tax Free Income Fund of New York; New England Intermediate Term Tax Free Fund of California; and to the March 31, 1998 Prospectus for New England Bullseye Fund (collectively, the "Funds")

 The following information supplements the section in the Prospectus captioned
                      "Buying Fund Shares - Sales Charges"

New England Securities Corporation is participating in three incentive programs relating to the Funds. (1) Representatives of New England Securities achieving sales of at least $2 million of Funds during 1998 will be entitled to attend, at the Distributor's expense, the New England Funds President's Council Meeting scheduled in March 1999 in Palm Springs, California. (2) The New England Securities representative who achieves top sales (of at least $500,000) of the Funds in IRA rollovers or Roth IRA conversions will be entitled to attend this meeting in Palm Springs at the Distributor's expense as well. (Contributions to existing New England Funds IRAs and conversions of existing ordinary New England Funds IRAs to Roth IRAs are excluded.) (3) Representatives of New England Securities who attend New England Financial's Leaders meeting in Cancun, Mexico in April 1999, and who achieve sales of the Funds during 1998 resulting in at least $40,000 of gross commissions, will be awarded an additional day's accommodations.